================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004


                                   ----------

                                  MediCor, Ltd.
             (Exact name of Registrant as Specified in its Charter)


         Delaware                   000-50442                 14-1871462
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)             File Number)           Identification No.)


          4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
                    (Address of Principal Executive Offices)

                                 (702) 932-4560
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On October 22, 2004, the board of directors of MediCor Ltd. (the "Company") appointed Thomas Y. Hartley and Samuel Clay Rogers to fill vacancies as new independent members of the board of directors of the Company. Mr. Hartley will serve on the Company's Audit (Chairman), Compensation and Corporate Governance and Nominating Committees. Mr. Rogers will serve on the Company's Audit, Compensation (Chairman) and Corporate Governance and Nominating Committees. Mr. Rogers has been an investor of the Company since May of 2003.


     A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1.




Item 9.01    Financial Statements and Exhibits

     (c)   Exhibits

Exhibit No.                      Description

99.1                     Copy of press release issued by the Company on October
                         28, 2004.


--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             MEDICOR, LTD.

                                             By: /s/ Theodore R. Maloney
                                                 -----------------------
                                                 Name:  Theodore R. Maloney
                                                 Title:  Chief Executive Officer



Dated: October 28, 2004